Exhibit 10.3

AMENDMENT NO. 3 dated as of March 8, 2021 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 5, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among ITRON, INC., a Washington corporation (the “Company”), the FOREIGN BORROWERS and GUARANTORS party thereto, the LENDERS and ISSUING LENDERS party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement, the Lenders and the Issuing Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein; and

WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement.

(a) The definition of the term “Disqualified Equity Interests” in Section 1.1 of the Credit Agreement is hereby amended by adding the following test at the end of such definition: “For the avoidance of doubt, any warrant sold by the Company as part of a call spread or similar transaction entered into in connection with the issuance of any Indebtedness permitted under Section 6.1(d) shall not constitute “Disqualified Equity Interests”.

(b) The definition of the term “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “two (other than in the case of EURIBOR Rate Loans),” in each of clauses (a) and (b) of such definition and (ii) inserting the text “two or” immediately prior to the text “twelve months” in each of clauses (a) and (b) of such definition.

(c) Section 6.1(d) of the Credit Agreement is hereby amended by restating clause (ii) of the proviso to such Section to read in its entirety as follows (new language is represented by bold/underline and deleted language is represented by ~~bold/strikethrough~~):

“(ii) such Indebtedness shall not ~~mature or~~ have scheduled amortization payments of principal or payments of principal, and shall not be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations, in each case prior to the date that is six (6) months after the Maturity Date in effect hereunder upon the incurrence thereof (other than (A) customary offers to purchase upon a change of control or asset sale that provide for the prior repayment in full of all of the Obligations and the termination of the Revolving Commitments, (B) ~~and~~ customary put rights in convertible debt securities providing to the holders thereof the ability to cause a redemption on or after the fifth anniversary of the issuance thereof or upon certain changes in the price of the Company’s common stock and (C) cash settlement payments in respect of such Indebtedness made upon the conversion thereof in accordance with the net share settlement provisions thereof; provided that the foregoing shall not prohibit payments made in the form of common Equity Interests of the Company”

(d) Section 6.1(d) of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

“provided, further, that no Credit Party will be permitted to, nor will it permit any Subsidiary to, make any cash settlement payment in respect of any Indebtedness incurred pursuant to this Section 6.1(d) unless (I) no Default or Event of Default has occurred and would be continuing or would exist after giving effect to such payment and (II) the Company shall be in compliance with the financial covenants set forth in Section 6.13 on a Pro Forma Basis immediately after giving effect to such payment;”

(e) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (c) thereof, (ii) replacing the period at the end of clause (d) with the text “; and” and (iii) inserting the following new clause (e) in the appropriate alphabetical order:

“(e) the Company may make cash settlement payments in respect of any Indebtedness incurred pursuant to Section 6.1(d) so long as (i) no Default or Event of Default has occurred and would be continuing or would exist after giving effect to such payment and (ii) the Company shall be in compliance with the financial covenants set forth in Section 6.13 on a Pro Forma Basis immediately after giving effect to such payment.”

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(f) Section 7.1(d) of the Credit Agreement is hereby amended by restating in its entirety the parenthetical statement at the end of such Section to read as follows (new language is represented by bold/underline and deleted language is represented by ~~bold/strikethrough~~):

“(other than, in the case of clause (B) or (C), any right of the holder of any convertible debt security incurred under Section Error! Reference source not found. to require the Company to redeem, settle, convert or purchase such convertible debt security pursuant to its terms unless such right results from a default or an event of default thereunder~~as a result of the price of the Company’s common stock exceeding a specified level~~)”

SECTION 3. Representations and Warranties. Each of the Credit Parties represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Lenders that:

(a) The execution, delivery and performance by the Credit Parties of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within each of the Credit Party’s company powers, (ii) require no consent or approval of (including any exchange control approval) or action by or in respect of, or registration or filing with, any Governmental Authority, agency or official, except such as have been obtained or made and are in full force and effect, (iii) do not contravene, or constitute a default under, any provision of applicable law, regulation or order of any Governmental Authority or the organizational documents of any Credit Party or of any judgment, injunction, order or decree binding upon any Credit Party, (iv) do not result in the creation or imposition of any Lien on any asset of a Credit Party except Liens in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) and (v) will not violate or result in a default under any indenture, loan agreement or other material agreement or instrument binding upon any Credit Party or its assets, or give rise to a right thereunder to require any payment to be made by a Credit Party.

(b) This Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The representations and warranties made by the Credit Parties in the Credit Agreement and the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects, in each case as of the Amendment Effective Date as if made on and as of such date, except for any representation or

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warranty made as of an earlier date, which representation and warranty shall (x) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct as of such earlier date and (y) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects as of such earlier date.

(d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on and as of the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company and each other Credit Party party hereto and (ii) Lenders comprising the Required Lenders immediately prior to the Amendment Effective Date, (b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct and (c) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Company under or in connection with this Amendment, including those expenses set forth in Section 9 hereof.

SECTION 5. Reaffirmation. Each of the Company and each other Credit Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Credit Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Credit Parties contained in the Security Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders, the Administrative Agent or any Credit Party under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”,

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“thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.13 AND 10.16 OF THE CREDIT AGREEMENT (AS IN EFFECT ON THE DATE HEREOF) AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Credit Parties, the Administrative Agent, the Issuing Lenders and the Lenders party hereto. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any documents to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature page, physical delivery thereof or the use of a paper-based recording system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 9. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.5(a) of the Credit Agreement.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ITRON, INC.

By	/s/ Joel Vach
Name: Joel Vach
Title:VP Tax and Corporate Treasurer

ITRON NETWORKED SOLUTIONS, INC.

By	/s/ Joel Vach
Name: Joel Vach
Title: Director

ITRON METERING SOLUTIONS LUXEMBOURG

By	/s/ Christopher Hartman
Name: Christopher Hartman
Title: Director

ITRON GLOBAL

By	/s/ Christopher Hartman
Name: Christopher Hartman
Title: Director

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By	/s/ Jessy Hummel
Name: Jessy Hummel
Title: Vice President

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

BMO Harris Bank N.A.

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

BNP PARIBAS

By	/s/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Managing Director

For institutions that require a second signature:

By	/s/ Chief Marbumrung
Name: Chief Marbumrung
Title: Vice President

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

CITIZENS BANK, N.A.

By	/s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Senior Vice President

For institutions that require a second signature:

By
Name:
Title:

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, N.A.

By	/s/ Darren Santos
Name: Darren Santos
Title: SVP - 22672

For institutions that require a second signature:

By
Name:
Title:

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution: ING Bank N.V., Dublin Branch

By	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

For institutions that require a second signature:

By	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

ING Bank, an Branch of ING-DiBa AG

By	/s/ Nikola Kopp
Name: Nikola Kopp
Title: Director

For institutions that require a second signature:

By	/s/ Maximilian Cupriak
Name: Maximilian Cupriak
Title: Vice President

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

JPMORGAN CHASE BANK N.A.,

By:	/s/ Kenneth Wong
Name: Kenneth Wong
Title: Vice President

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 3
TO THE SECOND AMENDED AND
RESTATED CREDIT AGREEMENT DATED AS
OF JANUARY 5, 2018, AMONG ITRON, INC.,
THE FOREIGN BORROWERS AND
GUARANTORS PARTY THERETO, THE
LENDERS AND ISSUING LENDERS PARTY
THERETO AND WELLS FARGO BANK,
NATIONAL ASSOCIATION, AS
ADMINISTRATIVE AGENT

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Edward B. Hanson
Name:	Edward B. Hanson
Title:	Senior Vice President

[Amendment No. 3 to Second Amended and Restated Credit Agreement Signature Page]